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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                  PROSPECTUS SUPPLEMENT DATED OCTOBER 31, 2007

This information supplements the Stock Funds Prospectus of First American Investment Funds, Inc. ("FAIF"), dated February 28, 2007, as previously supplemented April 2, June 1, August 9, and September 4, 2007 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

Information regarding the portfolio managers primarily responsible for the management of Small Cap Growth Opportunities Fund, which is set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Small Cap Growth Opportunities Fund. Robert S. McDougall, CFA, Equity Portfolio Manager. Mr. McDougall has managed or co-managed the fund since May 2004. Prior to joining FAF Advisors in 2004, Mr. McDougall was a senior equity analyst for the Marshall Small Cap Growth Fund. He entered the financial services industry in 1988.

Jon Loth, CFA, Equity Portfolio Manager. Mr. Loth has co-managed the fund since October 2007. He previously was an equity analyst for FAF Advisors. Prior to joining FAF Advisors in 2004, Mr. Loth was an equity analyst at Sit Investment Associates. He also served four years as the manager of Sit Investment's domestic equity trading desk. Mr. Loth entered the financial services industry in 1994.

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